AMG FUNDS I

AMG FQ GLOBAL ALTERNATIVES FUND

Supplement dated June 26, 2015

to the Summary Prospectus dated March 1, 2015

The following information supplements and supersedes any information to the contrary relating to AMG FQ Global Alternatives Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Summary Prospectus dated March 1, 2015 (the “Summary Prospectus”).

With respect to the legend that appears on the cover of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus and statement of additional information, dated March 1, 2015, as supplemented June 26, 2015, are incorporated by reference into this summary prospectus.

At a meeting held on June 25, 2015, the Trust’s Board of Trustees approved a plan to liquidate and terminate the Fund (the “Liquidation”), which is expected to occur on or about July 31, 2015 (the “Liquidation Date”). Effective on or about June 26, 2015, it is expected that the Fund will begin selling its portfolio investments and will invest the proceeds in cash and cash equivalents in anticipation of the Liquidation. Proceeds of the Liquidation are expected to be distributed to shareholders of the Fund in the manner set forth below promptly following the Liquidation Date in full redemption of each shareholder’s shares of the Fund.

Effective June 26, 2015, the Fund will no longer accept new investments, except for investments made through existing asset allocation programs investing in the Fund, and shares purchased pursuant to automatic investment programs, such as automatic investments through 401(k) plans and reinvestment of any dividends and distributions. Those shareholders investing in the Fund through one of the exceptions described above may continue to purchase shares of the Fund until the Liquidation Date.

A letter will be sent to shareholders who hold shares directly with the Fund (“Direct Shareholders”) on or about July 2, 2015, setting forth the various options and instructions with respect to the Liquidation and the distribution of Direct Shareholders’ redemption proceeds. Any Direct Shareholder may elect to have redemption proceeds sent to them via check. Direct Shareholders will have their redemption proceeds automatically sent to them via check, unless they elect to exchange their Fund shares into any other fund in the AMG Fund Complex (subject to minimum initial investment requirements as described in such fund’s prospectus). Whether a shareholder receives the redemption proceeds in cash or reinvests them in another fund as described above, unless the shareholder holds its shares in a tax-advantaged account such as an IRA or 401(k), such proceeds will generate taxable gain or loss to the shareholder; the amount of such taxable gain or loss will depend on the shareholder’s adjusted tax basis in its Fund shares. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

Shortly after the transition to cash, the Fund intends to distribute its accumulated net capital gains and net investment income, if any, to shareholders of the Fund; these distributions will be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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